Exhibit 10.38

EXPEDIA CONFIDENTIAL

December 22, 2011

David Cathcart

Chief Financial Officer

TRX, Inc.

2970 Clairmont Road

Suite 300

Atlanta, GA 30329

Re:	Fifth Letter of Amendment

Dear David:

The purpose of this Fifth Letter of Amendment is to further document certain amendments to specified Statements of Work made pursuant to the Master Service Agreement, dated January 1, 2007, as amended by Amendment #1 on March 30, 2007, Letter of Amendment dated February 19, 2009, Second Letter of Amendment dated December 23, 2009, as amended, Third Letter of Amendment dated October 29, 2010, Fourth Letter of Amendment dated December 29, 2010 (collectively, the “Agreement”) between Expedia, Inc. (“Expedia”) and TRX, Inc. (“TRX”), and/or their respective subsidiaries. Capitalized terms, where not defined herein, will have the meanings set forth in the Agreement.

1)	TRX and Expedia acknowledge that, pursuant to Section 2.2 of the Agreement, the Agreement will renew for a Renewal Term commencing January 1, 2013 and expiring December 31, 2013.

2)	TRX and Expedia hereby agree that the following Statements of Work will terminate at 11:59 p.m. Pacific Time on December 31, 2012, unless otherwise terminated earlier in accordance with their respective terms or extended by mutual written agreement of TRX and Expedia:

*

* CONFIDENTIAL TREATMENT REQUESTED

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EXPEDIA CONFIDENTIAL

3)	Section 6.2 of the Statement of Work *, dated February 1, 2009, is hereby deleted in its entirety and replaced with the following:

6.2	Term. This Statement of Work will remain in effect until the earlier of (a) December 31, 2013, (b) termination of the Agreement, or (c) termination of this Statement of Work as provided in the Agreement.

4)	Except as expressly set forth in this Fifth Letter of Amendment, the Agreement and Statements of Work thereunder will remain in full force and effect in accordance with their respective terms.

Please acknowledge your agreement to the foregoing by signing in the space provided below and returning a signed copy to me as soon as possible. If you do not agree with any of the foregoing, please contact me as soon as possible so that we can determine how best to proceed.

Yours truly,

Expedia, Inc.
/s/ Tim Lane

Tim Lane
Vice President, Global Supply Operations
12/23/2011

Acknowledged and Agreed:

TRX, Inc.
/s/ David D. Cathcart

By:	David D. Cathcart

Title:	CFO

Date Signed:	29 December 2011

TRX Germany GMBH

By:	David D. Cathcart

Title:	Managing Director

Date Signed:	29 December 2011

* CONFIDENTIAL TREATMENT REQUESTED

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